Corporate Presentation January 2018 Exhibit 99.1

This presentation, the accompanying modules, and in each case the oral commentary contain “forward-looking” statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this presentation, the accompanying modules, and in each case the oral commentary, including statements regarding our future financial condition, business strategy and plans and objectives of management for future operations, are forward looking statements. These forward-looking statements can generally be identified by terminology such as “believe,” “will,” “may,” “estimate,” “continue,” “anticipate,” “contemplate,” “intend,” “target,” “project,” “should,” “plan,” “expect,” “predict,” “could,” “or potentially,” or by the negative of these terms or other similar expressions. Forward looking statements appear in a number of places throughout this presentation, the accompanying modules, and in each case the accompanying oral commentary and include statements regarding our intentions, beliefs, projections, outlook, analyses, or current expectations concerning, among other things, our ongoing and planned preclinical development and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for roxadustat, pamrevlumab, and our other product candidates, our intellectual property position, the potential safety, efficacy, reimbursement, convenience, or clinical and pharmaco-economic benefits of our product candidates, including in China, the potential markets for any of our product candidates, our ability to develop commercial functions, or our ability to operate in China, expectations regarding clinical trial data, our results of operations, cash needs, spending of proceeds from our public offerings, financial condition, liquidity, prospects, growth, and strategies, the industry in which we operate and the trends that may affect the industry or us. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation, the accompanying modules, and in each case the oral commentary. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Forward-Looking Statements

2017: A Great Year Pamrevlumab Idiopathic Pulmonary Fibrosis Positive topline Phase 2b data reported, and presented at ERS Pancreatic Cancer Promising interim topline Phase 2 data Roxadustat Anemia in CKD (dialysis-dependent and non-dialysis dependent) Positive Phase 3 results reported from two Phase 3 trials in China NDA accepted by China FDA U.S. NDA filing on track for 2018

2017: A Great Year Corporate and Financial Strong and well-managed cash position Reported $762.7M cash balance as of September 30, 2017 Two successful financings $115.1M in net proceeds in April, supporting expansion of roxadustat beyond CKD in China $356.2M in net proceeds in August, supporting pamrevlumab Phase 3 studies Received $15M milestone payment upon completion of roxadustat NDA submission to CFDA (China)

FibroGen in 2018 Science, Pipeline, Partners Two late-stage, first-in-class programs with multiple indications Multi-billion dollar anemia, cancer, and fibrotic disease markets Roxadustat is the leader in HIF-PHI therapeutics Significant clinical and regulatory catalysts anticipated for 2018 Partnerships with AstraZeneca and Astellas for global anemia markets Pamrevlumab is the leader in anti-CTGF therapeutics Significant clinical and regulatory catalysts anticipated for 2018 Wholly owned commercial rights

HIF-PHI PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Roxadustat for CKD Anemia United States, Europe China [NDA Submitted 10/17] Japan Roxadustat for MDS Anemia United States China1 Product Portfolio ANTI-CTGF PRECLINICAL PHASE 1 PHASE 2 PHASE 3 Pamrevlumab Idiopathic Pulmonary Fibrosis Pancreatic Cancer Duchenne Muscular Dystrophy BIOMATERIALS PILOT PIVOTAL FG-5200 (Biosynthetic Cornea)2 Corneal Blindness 2Five-year POC study in 10 patients completed; filed as device in China Wholly Owned Partnered Wholly Owned Medical Device ¹CTA Approved for Phase 2/3 Study

Pamrevlumab Fibrosis and Cancer

Pamrevlumab ─ Innovative Treatment for Fibroproliferative Diseases in Fibrosis and Cancer Strong Phase 2 Clinical Data: PoC for both disease categories Poised for Pivotal Trials in IPF and Pancreatic Cancer CELLULAR RESPONSES FIBROSIS CANCER IPF DMD Cirrhosis Cardiovascular disease Target Diseases Pancreatic cancer Squamous cell lung cancer Melanoma LPA TGFβ IL-13 PDGF FGF VEGF CTGF PAMREVLUMAB Myofibroblast Activation ECM Deposition and Remodeling De-differentiation Proliferation Survival Motility and Invasion

Pamrevlumab: Pursuing Three Indications With Unmet Medical Needs IPF & Pancreatic Cancer: Preparing for Phase 3 Completed Phase 2 in advanced disease (n=75) Positive exposure response relationship Blood level Cmin≥150 µg/mL: 2X median and 3X one-year survival Ongoing Phase 2 locally advanced inoperable disease- completing Randomized (pamrevlumab + gemcitabine + nab-paclitaxel) vs.(gemcitabine + nab-paclitaxel) Treatment duration 6 months, enrolled 37 Endpoints: conversion rate to resectable, successful resection, and survival Results encouraging: Pivotal study design in progress PANCREATIC CANCER Ongoing open-label study in non-ambulatory patients Treatment duration 52 weeks, n=22 Endpoints: change in FVC (% predicted), and other measures of pulmonary and upper body muscle function, and cardiac MRI DMD Completed open-label Phase 2 (n=89) Reversal of fibrosis, stable or improved fibrosis by HRCT, correlating to FVC data; observed in extension study beyond 48 weeks Well tolerated Completed double-blind Phase 2, topline data reported Aug, 2017 Randomized placebo-controlled trial (48 weeks), n=103 Met primary endpoints of change in FVC % predicted from baseline to week 48 Subgroup Analysis (N=90) Significant attenuation at 24 weeks of % change in fibrosis by HRCT compared to placebo, p=.048; treatment effect relative to placebo > 3X reported in nintedanib Phase 3b study at 24 weeks Significant improvement in SGRQ relative to placebo, p<0.02, larger treatment effect than reported in nintedanib Phase 3 studies. Phase 3 Study design in progress IPF

IPF Phase 2b Placebo-Controlled Study (067) Promising Results Study Design Double-blind, placebo-controlled 103 patients randomized (1:1) to receive pamrevlumab or placebo for 48 weeks Phase 2 Positive Results ─ Phase 3 Enabling Magnitudes of treatment effects larger than published results on approved agents (pirfenidone or nintedanib) on 4 efficacy measures Difference in FVC change from baseline versus placebo Proportion of patients with FVC %-declined > 10% or death % Change in fibrosis (by HRCT) from baseline at 24 weeks (New Analysis) St. George's Respiratory Questionnaire score (SGRQ) (New Analysis) Consistency of efficacy & safety results PRAISE (067) consistent with earlier single-arm Phase 2 study 049

PRAISE 049 Study Placebo PRAISE (067) IPF Phase 2b Met Primary Endpoint; Significantly Less Decline in FVC% Predicted Change From BL at Week 48 Pamrevlumab Pamrevlumab *Both studies analyzed using the Linear Slope method Treatment effect with pamrevlumab consistent with results from prior 049 Phase 2 Open-Label study*

PRAISE (067) IPF Phase 2b Pamrevlumab Attenuated FVC Decline Pamrevlumab significantly attenuated FVC decline from Baseline to Week 48. p = 0.0249 In separate studies, pamrevlumab has larger treatment difference from placebo than nintedanib and pirfenidone in preservation of FVC. Pamrevlumab Ph 2 PRAISE Study (067) Nintedanib INPULSIS Ph 3- 52 Weeks Pirfenidone ASCEND Ph 3- 52 wks 48- week Result Projected 52 wks Study 32 52 wks Study 34 52 wks (Linear Slope) 52 wks Pamrevlumab Placebo Pamrevlumab Placebo Nintedanib Placebo Nintedanib Placebo Pirfenidone Placebo N 50 51 50 51 309 204 329 219 278 277 ∆FVC (mL) -129 -308 -138 -332 -115 -240 -113.6 -207.3 -164 -280 LS mean diff 178 195 125 93.7 116 p-value 2.4899999999999999E-2 2.4E-2 <0.001 <0.001 <0.001 Relative difference 0.57899999999999996 0.58499999999999996 0.52100000000000002 0.45200000000000001 0.41399999999999998 Richeldi, NEJM 2014, 370: 22; 2071-2082 King, NEJM 2014; 370: 2083-92 Suppl 48 Weeks Subgroup Analysis (N=90) Pamrevlumab Placebo ∆FVC (mL) -143 -341 LS mean diff 198 P-value 2.12E-2

Visit (Weeks) P-Value* 0.1235 0.0527 0.0172 0.0103 Pamrevlumab, n (%) 3 (6.0%) 3 (6.0%) 5 (10.0%) 5 (10.0%) Placebo, n (%) 7 (13.7%) 9 (17.6%) 15 (29.4%) 16 (31.4%) Difference (%) -11.6% - 21.4% Relative Difference -56% -66% -66% -68% PRAISE (067) IPF Phase 2b Pamrevlumab Reduces The Proportion of Subjects with FVC % Predicted Decline ≥10% or Death Relative Difference 68% ITT Analysis Both ITT and subgroup analyses of PRAISE show larger reduction in IPF progression (FVC % predicted decline >=10%) or death than pirfenidone in ASCEND (ph 3 study). Summary of Efficacy Endpoints for Study FG-3019-067 Randomized Treatment Period ITT Population ALL (Total n = 103) ITT Population Excluding India (Total n = 90) Nintedanib Ph 3B Phase 3- Impulsis 1 Phase 3- Impulsis 2 Efficacy Endpoint LS Mean of Change from Baseline LS Mean of Change from Baseline nintedanib Placebo Treatment ∆ nintedanib Placebo Treatment ∆ p-value nintedanib Placebo Treatment ∆ p-value FG-3019 Placebo Treatment ∆ p-value FG-3019 Placebo Treatment ∆ p-value Change from BL to Week 48 in FVCpp and FVC (L) [1] n n 43 47 56 57 309 204 329 219 ∆FVCpp48 ∆FVCpp48 -3.05 -8.2799999999999994 5.23 2.0899999999999998E-2 ∆FVC48 (mL) -120 -279 159 4.6899999999999997E-2 ∆FVC48 (mL) -143 -341 198 2.12E-2 FVCpp decline >=10% or death at Week 48 Rate Rate 9.2999999999999999E-2 0.34 -0.247 7.6E-3 Hazard Ratio Hazard Ratio 0.27 1.8499999999999999E-2 Percent Change from BL in Fibrosis Score by Visit [2] n n 41 45 42 45%∆FIB 24%∆FIB 24 5.5 17.100000000000001 -11.7 4.7899999999999998E-2 11.4 14.6 3.2%∆FIB 48%∆FIB 48 24.4 29.2 -4.8 0.63149999999999995 Absolute Change from BL in Fibrosis Score by Visit [2] n n 41 45 ∆FIB 24 ∆FIB 24 0.8 2.1 -1.4 7.6200000000000004E-2 ∆FIB 48 ∆FIB 48 2.2000000000000002 4.4000000000000004 -2.2999999999999998 0.127 St. George's Respiratory Questionnaire (SGRQ) [3] n n 40 42 ∆Symptom48 ∆Symptom48 -5.34 2.92 -8.26 2.6599999999999999E-2 ∆Activity48 ∆Activity48 -4.66 3.44 -8.1 2.9100000000000001E-2 ∆Impact48 ∆Impact48 -0.15 6.27 -6.42 5.1700000000000003E-2 ∆Total48 ∆Total48 -2.29 5.07 -7.36 1.8499999999999999E-2 ∆Total52 4.3499999999999996 4.3899999999999997 -0.05 0.97 2.8 5.48 -2.69 0.02 Efficacy Endpoint LS Mean of Change from Baseline LS Mean of Change from Baseline Pirfenidone Ph 3 ASCEND FG-3019 Placebo Treatment ∆ p-value FG-3019 Placebo Treatment ∆ p-value Pirfenidone placebo Treatment ∆ Change from BL to Week 48 in FVCpp and FVC (L) [1] n 43 47 n 43 47 278 277 ∆FVCpp48 -3.05 -8.2799999999999994 5.23 2.0899999999999998E-2 ∆FVCpp48 -3.05 -8.2799999999999994 5.23 2.0899999999999998E-2 ∆FVC48 (L) -0.14299999999999999 -0.34100000000000003 0.19800000000000001 2.12E-2 ∆FVC48 (L) -0.14299999999999999 -0.34100000000000003 0.19800000000000001 2.12E-2 FVCpp decline >=10% or death at Week 48 Rate 9.2999999999999999E-2 0.34 -0.247 7.6E-3 Rate 9.2999999999999999E-2 0.34 -0.247 7.6E-3 6.5% 0.17699999999999999 -0.11199999999999999 Hazard Ratio 0.27 1.8499999999999999E-2 Hazard Ratio 0.27 1.8499999999999999E-2 Pirfenidone Phase 3 ASCEND (52 Wks) P-Value <0.001 pirfenidone 6.5% Placebo 0.17699999999999999 Difference -0.112 Relative Difference -0.43 Summary of Efficacy Endpoints for Study FG-3019-067 Randomized Treatment Period ITT Population Excluding India (Total n = 90) Nintedanib Ph 3B Phase 3- Impulsis 1 Phase 3- Impulsis 2 Efficacy Endpoint LS Mean of Change from Baseline nintedanib Placebo Treatment ∆ nintedanib Placebo Treatment ∆ p-value nintedanib Placebo Treatment ∆ p-value FG-3019 Placebo Treatment ∆ p-value Change from BL to Week 48 in FVCpp and FVC (L) [1] n 43 47 56 57 309 204 329 219 ∆FVCpp48 -3.05 -8.2799999999999994 5.23 2.0899999999999998E-2 ∆FVC48 (L) -0.14299999999999999 -0.34100000000000003 0.19800000000000001 2.12E-2 FVCpp decline >=10% or death at Week 48 Rate 9.2999999999999999E-2 0.34 -0.247 7.6E-3 Hazard Ratio 0.27 1.8499999999999999E-2 Percent Change from BL in Fibrosis Score by Visit [2] n 41 45 42 45%∆FIB 24 5.5 17.100000000000001 -11.7 4.7899999999999998E-2 11.4 14.6 3.2%∆FIB 48 24.4 29.2 -4.8 0.63149999999999995 Absolute Change from BL in Fibrosis Score by Visit [2] n 41 45 ∆FIB 24 0.8 2.1 -1.4 7.6200000000000004E-2 ∆FIB 48 2.2000000000000002 4.4000000000000004 -2.2999999999999998 0.127 St. George's Respiratory Questionnaire (SGRQ) [3] n 40 42 ∆Symptom48 -5.34 2.92 -8.26 2.6599999999999999E-2 ∆Activity48 -4.66 3.44 -8.1 2.9100000000000001E-2 ∆Impact48 -0.15 6.27 -6.42 5.1700000000000003E-2 ∆Total48 -2.29 5.07 -7.36 1.8499999999999999E-2 ∆Total52 4.3499999999999996 4.3899999999999997 -0.05 0.97 2.8 5.48 -2.69 0.02 Efficacy Endpoint LS Mean of Change from Baseline Pirfenidone Ph 2 (study 016) FG-3019 Placebo Treatment ∆ p-value Pirfenidone placebo Treatment ∆ Change from BL to Week 48 in FVCpp and FVC (L) [1] n 43 47 278 277 ∆FVCpp48 -3.05 -8.2799999999999994 5.23 2.0899999999999998E-2 ∆FVC48 (L) -0.14299999999999999 -0.34100000000000003 0.19800000000000001 2.12E-2 FVCpp decline >=10% or death at Week 48 Rate 9.2999999999999999E-2 0.34 -0.247 7.6E-3 6.5% 0.17699999999999999 -0.11199999999999999 Hazard Ratio 0.27 1.8499999999999999E-2 PRAISE Subgroup Analysis of N=90 Treatment ∆48 wk -0.247 p- value 7.6E-3

PRAISE (067) IPF Phase 2b
Pamrevlumab Attenuates Fibrosis Progression (HRCT)

FIBROGEN

- **Preliminary ITT and subgroup analyses of HRCT data show evidence for pamrevlumab to attenuate lung fibrosis. Full analysis coming soon.**
- **Pamrevlumab subgroup analysis of relative change in HRCT compared to nintedanib Phase 3b 24-week result announced by Boehringer Ingelheim in 11/2017***
  - Pamrevlumab significantly attenuated fibrosis in comparison to placebo in % change in fibrosis (HRCT) from baseline to 24 weeks, *p=0.048.*
    - Preliminary HRCT analysis suggests placebo arm has greater increase in fibrosis than pamrevlumab from baseline to 48 weeks
  - Comparison to Boehringer Ingelheim – 24 week analysis: % change HRCT score v baseline
    - Pamrevlumab favorably compares in treatment difference vs placebo control in relative changes in lung fibrosis (HRCT) from baseline to 24-weeks across the two separate studies



Relative change in fibrosis (HRCT) from baseline to 24 weeks
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
17.1%
5.5%
Treatment difference of - 11.7%, p=0.048
pamrevlumab
placebo



Difference between active and placebo in % change of lung fibrosis (HRCT) from baseline to 24-weeks
Pamrevlumab
*Nintedanib
Pirfenidone
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-11.7%
-3.2%
No published data on HRCT change

*Ref: Nintedanib Ph 3b study: Lancaster, at Pulmonary Fibrosis Foundation (PFF) conference Nov. 2017

14

PRAISE (067) IPF Phase 2b
Pamrevlumab Improves HRQoL (Lowers SGRQ Score)

FIBROGEN

- **St. Georges Respiratory Questionnaire (SGRQ)**
  - Respiratory-specific questionnaire developed to assess HRQoL in patients with lung disease (originally in obstructive lung disease), used in a number of IPF trials, including nintedanib Phase 3 studies & PRAISE
  - 50 items grouped into 3 domains: symptoms, activity, and impact



Change in SGRQ Total Score From Baseline to 48-Weeks
6
5
4
3
2
1
0
-1
-2
-3
5.07
-2.29
pamrevlumab
placebo
Treatment difference = -7.36
P= 0.019

- Pamrevlumab achieved improvement (reduction) in total SGRQ Score from baseline to 48 weeks, whereas placebo resulted in decline (increase), significant difference with *p= 0.019* in subgroup analysis.

- Pamrevlumab achieved substantially larger magnitude in difference than placebo in SGRQ change than nintedanib.



Treatment difference of study drug from placebo I: Change In Total SGRQ From Baseline to End of Treatment
Pamrevlumab Ph 2 (48wk)
*Nintedanib Ph 3 (52wk)
ITT
Subgroup
*Impulsis-1
*Impulsis-2
Pirfenidone
0
-2
-4
-6
-8
-5.37
-7.36
-0.05
-2.69
No published data on SGRQ

* Ref : Richeldi, NEJM 2014, 370: 22; 2071-2082

15

PRAISE (067) IPF Phase 2b Pamrevlumab Safety Profile Pamrevlumab was well-tolerated, no safety signals; favorable relative to placebo in key safety variables in PRAISE study 067 Deaths: 3 (pamrevlumab) vs. 6 (placebo) TESAE (treatment-emergent serious adverse events) leading to discontinuation: 3 (pamrevlumab) vs. 7 (placebo) Pamrevlumab has potential for a better GI safety profile than current drugs % patient on drug with TEAE of diarrhea/nausea Comparison of Proportion of treated Patients Reported TEAE of diarrhea or nausea Pamrevlumab Nintedanib Pirfenidone *Ref: Ragu, ERJ 2016; Lancaster, poster at PFF 2017; Richeldi, NEJM 2014, 370: 22; 2071-2082; King, NEJM 2014

Market Opportunity for New IPF Therapy Orphan disease U.S. prevalence ~44,000 to 135,0001 U.S. incidence ~21,000 to 52,0001 cases per year Progressive disease can result in irreversible loss of lung function with high morbidity and mortality rates Median survival of 3-5 years following diagnosis Current treatments, pirfenidone and nintedanib Annualized sales rate of $1.4B Slow pulmonary function loss Modest effect on slowing disease progression No demonstration of reversal Require management of side effects 1Raghu 2006 and United Nations Population Division

Relationship of One-Year Survival to Dose Percent One-Year Survival Rate Dose-related increase in survival Day 15 minimum pamrevlumab plasma level ≥150 µg/mL 2x median survival (9.4 vs. 4.8 months) (p=0.025) 3x one-year survival (37% vs.11%) (p=0.01) Completed Ph 2 for Treatment of Advanced Pancreatic CA (included patients with metastasis): Dose Response and Exposure/Survival Response Relationship of Survival to Pamrevlumab Day 15 Plasma Levels Percent Overall Survival Overall Survival Time (Months) Pamrevlumab in Combination with Gemcitabine and Erlotinib (N=75) 22.5 35 45 25 15 10 3 17.5 KEY FINDINGS Weekly mg/kg Biweekly mg/kg FG-3019 >150 μg/mL; n=38 FG-3019 <150 μg/mL; n=37 p=0.025 Percent Overall Survival 0 5 10 15 20 25 30 35 40 45 0 20 40 60 80 100

Pamrevlumab: A New Approach to Non-Surgical Pancreatic Cancer May improve resection rate of locally advanced pancreatic tumors, potential for substantial survival benefit Median survival in pancreatic cancer patients with locally advanced non-resected tumors is 8-12 months Median survival in pancreatic cancer patients with resected tumors is 17-27 months Study 069: ongoing open-label trial in locally advanced unresectable pancreatic cancer Differences in overall survival between subjects treated with and without pamrevlumab look encouraging Interim results continue to indicate that six-month treatment with pamrevlumab plus chemotherapy alters tumor sufficiently to enhance eligibility of a patient for surgical exploration and surgical resection With consistent & encouraging results from both Phase 2 pancreatic cancer studies, pivotal study design is ongoing.

Opportunities in Pancreatic Cancer

FIBROGEN

- Locally advanced pancreatic cancer (LAPC) population
  - 53,000 new cases per year in U.S.[1]
  - ~26,500 (50%) patients present with no detectable metastases
  - ~8,000 (15-20%) classified as resectable
  - ~18,500 (30-35%) with pancreatic cancer that precludes resection
- Differential outcomes and clinical significance of resection
  - Non-resectable
    - 50% survive 8-12 months post-diagnosis
    - Few report five-year survival
    - Similar to metastatic cases
  - Resectable
    - 50% survive 17-27 months post diagnosis
    - ~20% report five-year survival

[1]U.S. National Cancer Institute Cancer, 2016

20

Roxadustat Anemia

LOW OXYGEN (e.g., High Altitude) HIFα ROXADUSTAT HIFβ HIFα HIF-PH1 Enzymes HIF-PH Enzymes NORMAL OXYGEN ✕ Degradation HIFα Roxadustat Transiently Stabilizes HIF-α Gene Transcription HIF-α Degrades Rapidly EPO Within or Near Physiological Range RBC Production Hepcidin Levels Iron Transport to Bone Marrow and Hemoglobin (Hb) Synthesis Iron Absorption Activates RBC Production via Natural Pathway HIFα 1Hypoxia-inducible factor prolyl hydroxylase (HIF-PH)

Roxadustat: Innovation In Anemia Therapy Leading HIF-PHI candidate in development for anemia More than just a potential oral alternative to injectable ESAs for anemia therapy in CKD patients - clinical data indicates: Overcomes suppressive effects of inflammation on erythropoiesis, including in ESA-hyporesponsive patients Does not require co-treatment with IV iron Potential for safety differentiation from ESAs FibroGen: advancement from discovery to late stage clinical development CKD Dialysis-dependent CKD Non-dialysis-dependent Expansion to oncology-related anemia indications Global partnerships for development & global commercialization coverage Four independent regulatory pathways: US, EU, China, Japan Commercial partners AstraZeneca for US/ROW; China Astellas for EU & Middle East, Japan

LAUNCH FUNDING DEVELOPMENT FUNDING Global Anemia Partnerships $ Millions Japan, EU, etc. U.S., China, ROW Payments Received to Date Equity Investment in FibroGen $81 $20 $101 Upfront, Non-Contingent $360 $402 $762 Development and Reg. Milestones $543 $571 $143 Commercial Milestones $15 $653 $0 POTENTIAL TOTAL $918M $1,626M $890M of $2,544M Low 20% (Astellas) – Low-Mid 20% (AZ) Transfer Price (AST) – Net Sales Royalty/Transfer Price (AZ) All FibroGen R&D Costs Reimbursed, ex-China All Commercial Costs Covered by Partners, ex-China CHINA PARTNERSHIP 50% Profit Sharing 50% Development and Launch Costs PAYMENTS TO FIBROGEN

Roxadustat for CKD Anemia Robust Phase 2 Results Aspects of roxadustat as potential anemia therapy Correction in presence of inflammation No IV iron required Potential to avoid high-dose ESA risk Favorable safety vs. ESAs No hypertensive effect No thrombocytosis Additional favorable effects Reduced hepcidin Reduced cholesterol Anemia correction in NDD-CKD and DD-CKD Anemia correction in incident dialysis patients Maintains Hb levels upon conversion from ESA, or correction with roxadustat

Large Global Phase 3 Program in Anemia Four Regulatory Pathways In Parallel U.S./EU Global Phase 3 with target program completion in 2018, to prepare for NDA & MAA submissions, subject to accrual of sufficient MACE events Astellas Japan Phase 3 (4 DD-CKD; 2 NDD-CKD) First Phase 3 DD-CKD study completed in 2017 FibroGen China Phase 3 (1 DD-CKD; 1 NDD-CKD) completed; NDA (submitted 10/2017) Astellas Phase 3 study ongoing: CL-610 Dolomites (NDD-CKD), darbepoetin comparator study for EU reimbursement DD Target Enroll-ment Enrollment Status Himalayas – FG Incident Dialysis 063 900 Ongoing (N exceeded target) Sierras – FG Stable Dialysis 064 820 Ongoing (N exceeded initial target) Rockies – AZ Dialysis 002 2100 Ongoing (N exceeded initial target) Pyrenees – AST Stable dialysis CL-613 838 Completed enrollment Dialysis Total ~4,700 Non-Dialysis Studies Target Enroll-ment Enrollment Status Andes – FG 060 900 N exceeded target Olympus – AZ 001 2700 N exceeded target Alps – AST CL-608 597 Completed enrollment Non-Dialysis Total ~4,200

Roxadustat for CKD Anemia in China
NDA In Review

FIBROGEN

Phase 3 Clinical Program

	Subjects	Arm	Primary Efficacy Endpoint	Safety Assessment
Dialysis (Conversion & Maintenance)	200	Roxadustat	26 weeks	100 Roxadustat 52 weeks
	100	ESA		
Non-Dialysis (Naïves)	100	Roxadustat	8 weeks	
	50	Placebo		

The safety assessment (100 Roxadustat, 52 weeks) is linked to the Roxadustat arms of both the Dialysis and Non-Dialysis studies.

Total 2 Studies: 300 Roxadustat
150
450

Timelines

- Primary endpoint met in both Phase 3 trials
- NDA submission as Class 1 domestic applicant
  - Rolling submission, completed 10/2017
  - Expedited Review Status

FIBROGENCHINA
珐博进(中国)医药技术开发有限公司

Commercial Opportunity

- Dialysis: ~400,000 patients; > U.S.; double-digit Y/Y growth rate since 2011
- CKD-NDD: large patient population, severe anemia, limited treatment
- CKD anemia: “severe disease” reimbursement classification
- AZ with strong presence in China; will lead marketing, sales, and distribution
- First launch anticipated in China

27

Study 806 China Phase 3 CKD-Dialysis Roxadustat Efficacy & Potency Not Affected by Inflammation in Contrast to EPO Roxadustat Inflammation (High CRP) No impact on Hb or dose requirement EPO Inflammation (High CRP) Lower Hb despite higher doses

Roxadustat Phase 3 program Updates US/EU Program: Ongoing periodic safety review by DSMB Most recent meeting in 4Q, 2017: continue studies without protocol change First Japan Phase 3 Study completed (CL-302): peritoneal dialysis 92.3% of ESA-naïve patients and 74.4% of ESA-conversion patients maintained average Hb within target range of 10-12g/dL during weeks 18 to 24 Roxadustat was well tolerated, and preliminary safety result was consistent with safety profile reported in previous clinical trials

U.S. China CKD Anemia Market Opportunity Prevalence >35 million patients 475,000 patients on dialysis 17 million stage 3-5 patients not on dialysis Diabetes and hypertension are primary causes of CKD Broader CKD anemia population opportunities where hepcidin modulation may be beneficial AZ has strong presence in diabetes and hypertension markets Population ~400,000 dialysis patients with double-digit Y/Y growth rate Large non-dialysis anemia population with limited options CKD dialysis has “severe disease” reimbursement classification AZ leading marketing, sales, and distribution with strong and established presence

Financial Highlights

Financial Highlights Cash balance of $762.7M as of September 30, 2017 Earned $15M milestone from AstraZeneca for roxadustat filing in China during October, 2017 Closed an equity financing that raised net proceeds of $115.1M on April 11, 2017 Closed an equity financing that raised net proceeds of $356.2M on August 24, 2017 Currently projecting year-end cash balance in range of $750M to $760M

2018 Milestones

Upcoming Milestones In 2018 Roxadustat CKD Anemia U.S./ROW Multiple global Phase 3 studies are expected to complete in 2018 to support U.S. NDA & EU MAA submissions Expect data disclosure from these phase 3 studies Roxadustat CKD Anemia Japan A number of phase 3 studies to complete in 1H Japan dialysis NDA submission target in 2H, 2018 Roxadustat NDA review in China- ongoing NDA submitted; decision expected in 2H 2018 Anemia associated with MDS U.S. Phase 3 and China Phase 2/3 clinical trials to initiate in Q1 2018

Upcoming Milestones In 2018 (cont.) Pamrevlumab for IPF Phase 2 IPF PRAISE (067) HRCT data – 1Q 2018 IPF Phase 3 plan and EOP2 meeting Pamrevlumab for pancreatic CA Ph 2 Locally Advanced Pancreatic CA (069) study results Pancreatic CA Phase 3 plan and EOP2 meeting

Thank you